Exhibit 99.1

MORTGAGE LOANS

Loan Program
Loan Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
One-Year MTA - 40/30 Balloon	1	$232,586	0.02%	232,586	8.258	352	666	80.00
Eleventh District COFI	5	1,831,623	0.14	366,325	5.716	410	734	75.99
One-Month LIBOR	100	32,595,295	2.48	325,953	7.412	373	724	72.40
One-Year MTA	3,234	1,280,204,621	97.36	395,858	5.491	404	710	74.20
Total	3,340	$1,314,864,125	100.00%

Current Principal Balances(1)
Range of Current Mortgage Loan Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Less than 50,000.01	3	$108,760	0.01%	36,253	6.401	400	721	69.83
50,000.01-100,000.00	71	5,621,349	0.43	79,174	5.503	373	711	69.30
100,000.01-150,000.00	218	28,184,969	2.14	129,289	5.872	385	719	74.89
150,000.01-200,000.00	418	74,971,126	5.70	179,357	5.848	390	709	74.98
200,000.01-250,000.00	419	94,592,491	7.19	225,758	5.532	395	711	75.60
250,000.01-300,000.00	405	112,127,343	8.53	276,858	5.466	395	712	75.81
300,000.01-350,000.00	337	109,078,583	8.30	323,675	5.640	402	708	75.44
350,000.01-400,000.00	309	116,890,558	8.89	378,287	5.801	409	706	76.20
400,000.01-450,000.00	236	100,293,187	7.63	424,971	5.373	412	712	75.95
450,000.01-500,000.00	178	84,635,944	6.44	475,483	5.384	407	712	74.99
500,000.01-550,000.00	162	84,945,125	6.46	524,353	5.473	407	711	76.16
550,000.01-600,000.00	118	68,186,950	5.19	577,856	4.983	414	711	76.53
600,000.01-650,000.00	111	70,212,691	5.34	632,547	5.408	409	698	77.01
650,000.01-700,000.00	48	32,164,816	2.45	670,100	6.078	401	718	73.23
700,000.01-750,000.00	50	36,444,274	2.77	728,885	4.843	400	734	73.58
750,000.01-1,000,000.00	152	133,577,017	10.16	878,796	5.342	404	714	71.16
1,000,000.01-1,500,000.00	62	78,984,712	6.01	1,273,947	5.138	404	712	67.54
1,500,000.01-2,000,000.00	24	41,493,372	3.16	1,728,890	6.262	401	730	65.80
Greater than 2,000,000.00	19	42,350,857	3.22	2,228,992	6.811	409	688	69.11
Total	3,340	$1,314,864,125	100.00%
___________
(1)	As of the cut-off date, the average current mortgage loan principal balance of the Mortgage Loans was approximately $393,642.

Original Principal Balances
Range of Original Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Less than 50,000.01	2	$86,500	0.01%	43,250	6.054	411	713	74.25
50,000.01 - 100,000.00	70	5,521,604	0.42	78,880	5.456	373	712	68.93
100,000.01 - 150,000.00	223	28,891,510	2.20	129,558	5.915	384	719	74.67
150,000.01 - 200,000.00	416	74,791,746	5.69	179,788	5.842	390	709	75.20
200,000.01 - 250,000.00	427	96,452,065	7.34	225,883	5.583	395	711	75.31
250,000.01 - 300,000.00	408	113,495,877	8.63	278,176	5.500	394	711	75.95
300,000.01 - 350,000.00	327	106,153,205	8.07	324,628	5.567	403	709	75.43
350,000.01 - 400,000.00	320	121,414,407	9.23	379,420	5.894	408	704	76.13
400,000.01 - 450,000.00	231	98,689,877	7.51	427,229	5.326	413	714	76.00
450,000.01 - 500,000.00	177	84,536,988	6.43	477,610	5.380	406	712	74.89
500,000.01 - 550,000.00	156	81,965,759	6.23	525,422	5.373	409	710	76.36
550,000.01 - 600,000.00	121	70,045,249	5.33	578,886	5.086	415	711	76.62
600,000.01 - 650,000.00	117	74,346,503	5.65	635,440	5.546	406	700	76.83
650,000.01 - 700,000.00	39	26,327,227	2.00	675,057	5.628	405	716	72.58
700,000.01 - 750,000.00	50	36,492,237	2.78	729,845	4.840	398	736	72.99
750,000.01 - 1,000,000.00	152	133,829,867	10.18	880,460	5.344	405	713	71.31
1,000,000.01 - 1,500,000.00	62	79,484,432	6.05	1,282,007	5.165	402	713	67.69
1,500,000.01 - 2,000,000.00	25	44,001,933	3.35	1,760,077	6.387	403	725	65.90
Greater than 2,000,000.00	17	38,337,138	2.92	2,255,126	6.647	408	691	68.83
Total	3,340	$1,314,864,125	100.00%

State Distribution of Mortgaged Properties(1)
State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Alabama	11	$1,327,128	0.10%	120,648	6.507	379	710	78.54
Alaska	5	1,210,586	0.09	242,117	6.386	355	731	77.67
Arizona	114	31,840,383	2.42	279,302	6.297	391	716	75.67
Arkansas	3	2,661,612	0.20	887,204	6.650	356	709	67.01
California	1,236	616,864,508	46.91	499,081	5.562	419	707	72.94
Colorado	24	8,886,720	0.68	370,280	5.005	395	728	77.38
Connecticut	15	5,611,981	0.43	374,132	5.655	391	701	76.55
Delaware	8	2,846,892	0.22	355,862	6.197	376	716	77.24
District of Columbia	6	2,128,973	0.16	354,829	5.313	392	691	76.58
Florida	674	206,232,686	15.68	305,983	5.568	397	705	76.22
Georgia	31	10,104,879	0.77	325,964	5.860	381	702	74.28
Hawaii	49	26,651,086	2.03	543,900	6.510	406	736	71.64
Idaho	11	2,932,171	0.22	266,561	7.305	410	697	70.67
Illinois	122	58,521,436	4.45	479,684	3.351	371	731	69.55
Indiana	7	1,020,373	0.08	145,768	4.997	360	741	79.91
Iowa	2	450,030	0.03	225,015	6.132	355	745	79.20
Kentucky	6	1,027,656	0.08	171,276	8.362	405	736	81.14
Louisiana	1	140,000	0.01	140,000	1.250	360	676	48.28
Maryland	97	34,750,102	2.64	358,248	5.725	388	709	75.11
Massachusetts	19	6,147,415	0.47	323,548	6.879	383	707	76.34
Michigan	102	28,302,717	2.15	277,478	4.407	368	725	75.92
Minnesota	47	14,987,274	1.14	318,878	5.933	385	726	74.23
Mississippi	2	262,420	0.02	131,210	8.139	358	679	80.55
Missouri	12	3,915,223	0.30	326,269	4.109	371	713	82.04
Nevada	98	32,012,945	2.43	326,663	6.432	394	712	77.69
New Hampshire	5	1,464,486	0.11	292,897	5.371	397	716	79.51
New Jersey	79	28,363,638	2.16	359,033	5.154	372	720	77.32
New Mexico	11	4,556,678	0.35	414,243	6.220	368	739	76.96
New York	29	16,275,049	1.24	561,209	5.988	379	705	67.10
North Carolina	31	12,028,752	0.91	388,024	4.922	404	716	69.58
North Dakota	5	1,286,800	0.10	257,360	1.577	363	714	80.00
Ohio	48	10,075,993	0.77	209,917	4.909	380	717	76.93
Oklahoma	2	380,909	0.03	190,455	6.397	399	733	89.89
Oregon	46	14,577,842	1.11	316,910	4.719	392	709	75.72
Pennsylvania	54	14,414,090	1.10	266,928	5.962	374	717	76.71
Rhode Island	1	190,000	0.01	190,000	2.000	360	627	55.88
South Carolina	11	7,117,727	0.54	647,066	6.949	391	705	78.73
Tennessee	10	2,547,545	0.19	254,755	6.766	421	686	78.55
Texas	55	15,726,945	1.20	285,944	7.092	394	695	76.88
Utah	39	11,539,350	0.88	295,881	6.011	389	724	75.49
Vermont	1	270,108	0.02	270,108	8.375	479	753	80.00
Virginia	83	34,989,571	2.66	421,561	5.797	395	716	76.85
Washington	99	31,271,283	2.38	315,872	5.799	404	718	76.11
West Virginia	3	603,717	0.05	201,239	6.104	438	701	78.04
Wisconsin	25	6,182,526	0.47	247,301	5.049	369	725	78.29
Wyoming	1	163,919	0.01	163,919	8.000	350	789	80.00
Total	3,340	$1,314,864,125	100.00%

_________
(1)	As of the cut-off date, no more than approximately 1.00% of the Mortgage Loans was secured by mortgaged properties located in any one postal zip code area.

Original Loan-to-Value Ratios(1)(2)
Range of Original Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.01-50.00	151	$60,188,913	4.58%	398,602	4.802	391	733	40.24
50.01-55.00	66	26,003,603	1.98	393,994	4.459	389	734	53.19
55.01-60.00	108	50,484,460	3.84	467,449	5.123	399	720	58.13
60.01-65.00	139	67,970,707	5.17	488,998	4.967	392	716	63.57
65.01-70.00	430	175,754,858	13.37	408,732	5.099	403	717	69.11
70.01-75.00	359	183,456,581	13.95	511,021	6.027	403	707	74.17
75.01-80.00	1,787	668,952,044	50.88	374,344	5.516	406	707	79.64
80.01-85.00	30	7,989,241	0.61	266,308	5.939	400	691	83.79
85.01-90.00	181	49,489,794	3.76	273,424	7.146	401	705	89.37
90.01-95.00	89	24,573,925	1.87	276,112	7.715	402	706	94.79
Total	3,340	$1,314,864,125	100.00%

_________
(1)	As of the cut-off date, the weighted average original Loan-to-Value Ratio of the Mortgage Loans was approximately 74.16%.
(2)	Does not take into account any secondary financing on the Mortgage Loans that may exist at the time of origination.

Current Mortgage Rates(1)
Range of Current Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
0.501 - 1.000	167	$56,274,978	4.28%	336,976	1.000	362	724	69.19
1.001 - 1.500	460	178,827,660	13.60	388,756	1.373	413	719	74.23
1.501 - 2.000	394	183,552,383	13.96	465,869	1.835	391	724	70.39
2.001 - 2.500	166	67,656,389	5.15	407,569	2.353	393	683	75.22
2.501 - 3.000	86	27,321,121	2.08	317,687	2.856	429	670	79.30
3.001 - 3.500	37	12,232,692	0.93	330,613	3.372	403	682	81.05
3.501 - 4.000	18	4,913,027	0.37	272,946	3.814	409	669	82.50
4.001 - 4.500	10	1,829,486	0.14	182,949	4.316	392	683	90.93
4.501 - 5.000	10	2,846,282	0.22	284,628	4.837	383	690	90.98
5.001 - 5.500	4	1,025,357	0.08	256,339	5.371	393	672	93.63
5.501 - 6.000	6	1,258,067	0.10	209,678	5.749	360	702	85.02
6.001 - 6.500	16	10,649,032	0.81	665,564	6.367	385	728	68.73
6.501 - 7.000	71	29,277,013	2.23	412,352	6.874	369	733	71.59
7.001 - 7.500	159	61,162,673	4.65	384,671	7.354	381	729	69.99
7.501 - 8.000	495	186,680,861	14.20	377,133	7.859	403	722	73.35
8.001 - 8.500	942	379,957,942	28.90	403,352	8.294	418	703	75.30
8.501 - 9.000	190	70,871,932	5.39	373,010	8.723	417	693	77.54
9.001 - 9.500	89	32,476,035	2.47	364,899	9.204	373	693	83.44
9.501 - 10.000	20	6,051,195	0.46	302,560	9.742	405	673	86.12
Total	3,340	$1,314,864,125	100.00%
__________
(1)
The current mortgage rates listed in the preceding table include lender paid mortgage insurance premiums. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans was approximately 5.539% per annum. As of the cut-off date, the weighted average current mortgage rate of the Mortgage Loans net of the premium charged by the lender in connection with lender paid mortgage insurance was approximately 5.638% per annum.

Types of Mortgaged Properties
Property Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Single Family Residence	2,131	$830,023,775	63.13%	389,500	5.477	403	708	73.76
Planned Unit Development	584	268,763,948	20.44	460,212	5.591	402	717	74.46
Condominium	372	108,231,443	8.23	290,945	5.587	399	717	77.21
2-4 Family Residence	184	78,911,435	6.00	428,866	5.803	415	707	72.53
High-rise Condominium	69	28,933,524	2.20	419,326	5.947	391	716	75.89
Total	3,340	$1,314,864,125	100.00%

Purpose of Mortgage Loans
Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Refinance (cash-out)	1,459	$556,954,059	42.36%	381,737	5.526	406	708	71.93
Purchase	985	370,496,225	28.18	376,138	5.715	401	719	78.15
Refinance(rate/term)	896	387,413,841	29.46	432,382	5.390	401	707	73.55
Total	3,340	$1,314,864,125	100.00%

Occupancy Types(1)
Occupancy Type	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Owner Occupied	2,654	$1,101,552,112	83.78%	415,054	5.484	403	710	74.34
Investment Property	424	122,078,594	9.28	287,921	5.792	415	713	71.80
Secondary Residence	262	91,233,418	6.94	348,219	5.872	388	724	75.10
Total	3,340	$1,314,864,125	100.00%
___________
(1)	Based upon representations of the related borrowers at the time of origination.

Remaining Terms to Maturity(1)
Remaining Term to Maturity (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
480	646	$292,545,902	22.25%	452,857	4.584	480	703	74.55
479	303	119,610,712	9.10	394,755	8.131	479	716	75.27
478	91	33,091,243	2.52	363,640	8.264	478	705	77.20
477	38	17,583,551	1.34	462,725	8.148	477	698	77.22
476	15	6,425,887	0.49	428,392	8.426	476	664	77.22
475	13	3,921,597	0.30	301,661	8.136	475	726	77.58
474	17	7,111,534	0.54	418,326	8.347	474	734	79.78
473	7	3,237,101	0.25	462,443	8.363	473	691	76.56
471	1	704,625	0.05	704,625	8.375	471	703	75.00
360	1,147	431,528,872	32.82	376,224	3.375	360	711	73.38
359	521	207,998,310	15.82	399,229	7.131	359	709	74.42
358	165	70,960,445	5.40	430,063	6.934	358	722	72.29
357	65	21,076,799	1.60	324,258	7.976	357	725	71.00
356	47	16,316,394	1.24	347,157	7.902	356	723	75.03
355	51	21,361,805	1.62	418,859	8.067	355	726	73.35
354	57	16,422,215	1.25	288,109	8.010	354	732	76.26
353	26	7,034,102	0.53	270,542	8.133	353	722	73.02
352	48	13,807,312	1.05	287,652	7.669	352	731	75.19
351	39	10,631,371	0.81	272,599	7.413	351	728	72.70
350	33	9,698,334	0.74	293,889	7.348	350	729	72.78
349	3	894,948	0.07	298,316	7.511	349	774	67.97
348	1	378,993	0.03	378,993	8.250	348	704	77.55
344	1	151,329	0.01	151,329	7.250	344	768	80.00
343	1	120,627	0.01	120,627	8.000	343	807	80.00
342	1	384,663	0.03	384,663	7.875	342	740	67.27
341	1	918,813	0.07	918,813	7.500	341	747	75.00
339	1	310,556	0.02	310,556	7.500	339	615	42.25
337	1	636,085	0.05	636,085	7.750	337	581	80.00
Total	3,340	$1,314,864,125	100.00%
____________
(1)	As of the cut-off date, the weighted average remaining term to maturity of the Mortgage Loans was approximately 403 months.

Documentation Programs
Documentation Program	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
Reduced	2,212	$967,205,250	73.56%	437,254	5.335	407	709	73.91
Stated Income/Stated Asset	331	100,561,595	7.65	303,811	4.991	407	727	72.55
Full/Alternative	720	213,877,975	16.27	297,053	6.298	385	714	75.54
No Ratio	44	20,899,865	1.59	474,997	8.312	388	683	78.13
Preferred	2	540,551	0.04	270,276	8.500	357	796	63.67
No Income/No Asset	31	11,778,888	0.90	379,964	8.176	366	709	76.92
Total	3,340	$1,314,864,125	100.00%

FICO Credit Scores(1)
Range of FICO Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
501-520	1	$309,458	0.02%	309,458	8.250	352	520	89.82
561-580	3	1,110,408	0.08	370,136	8.602	430	575	78.27
581-600	3	961,163	0.07	320,388	7.581	342	585	70.32
601-620	27	11,168,718	0.85	413,656	6.983	427	616	71.12
621-640	195	72,658,910	5.53	372,610	6.118	408	631	75.10
641-660	293	108,900,821	8.28	371,675	6.198	409	651	74.69
661-680	442	174,388,593	13.26	394,544	5.539	406	670	76.30
681-700	525	213,609,926	16.25	406,876	5.592	408	691	76.32
701-720	455	189,577,423	14.42	416,654	5.162	401	711	73.92
721-740	402	158,984,168	12.09	395,483	5.538	410	731	74.44
741-760	350	131,673,313	10.01	376,209	5.175	395	750	73.17
761-780	304	119,889,536	9.12	394,373	5.494	392	771	71.86
781-800	216	81,549,580	6.20	377,544	4.885	399	789	71.09
801-820	83	32,085,534	2.44	386,573	5.610	397	807	66.53
821-840	1	330,000	0.03	330,000	1.000	360	823	39.05
Unknown	40	17,666,573	1.34	441,664	7.259	372		72.99
Total	3,340	$1,314,864,125	100.00%
___________
(1)	As of the cut-off date, the non-zero weighted average FICO Credit Score of the mortgagors related to the Mortgage Loans was approximately 711.

Prepayment Charge Periods at Origination
Prepayment Charge Period (Months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
None	715	$333,982,214	25.40%	467,108	5.117	380	730	71.13
6	1	368,719	0.03	368,719	8.677	359	629	80.00
12	163	69,027,206	5.25	423,480	5.127	415	713	73.94
24	12	4,737,465	0.36	394,789	8.504	359	682	79.94
30	6	1,186,525	0.09	197,754	7.499	376	693	82.73
36	2,442	905,177,332	68.84	370,670	5.706	411	704	75.25
60	1	384,663	0.03	384,663	7.875	342	740	67.27
Total	3,340	$1,314,864,125	100.00%

Months to Next Adjustment Date(1)
Months to Next Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1	3,143	$1,207,768,064	91.85%	384,272	5.847	406	708	74.71
2	65	41,075,311	3.12	631,928	1.978	365	746	64.29
3	132	66,020,749	5.02	500,157	2.132	366	736	70.19
Total	3,340	$1,314,864,125	100.00%
___________
(1)	As of the cut-off date, the weighted average months to the next Adjustment Date of the Mortgage Loans was approximately 1 month.

Gross Margins(1)
Range of Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	25	$14,811,722	1.13%	592,469	5.507	396	723	67.46
2.001 - 3.000	540	209,632,889	15.94	388,209	5.951	388	728	71.96
3.001 - 4.000	2,551	1,012,799,405	77.03	397,021	5.279	407	708	74.07
4.001 - 5.000	212	75,004,470	5.70	353,795	7.872	390	694	82.27
5.001 - 6.000	12	2,615,638	0.20	217,970	6.588	369	673	90.84
Total	3,340	$1,314,864,125	100.00%
____________
(1)	As of the cut-off date, the weighted average gross margin of the Mortgage Loans was approximately 3.395%.

Maximum Mortgage Rates(1)
Range of Maximum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
8.001 - 9.000	1	$85,638	0.01%	85,638	8.375	352	622	75.00
9.001 - 10.000	3,246	1,276,927,257	97.11	393,385	5.481	403	711	74.08
10.001 - 11.000	58	24,157,304	1.84	416,505	7.489	432	716	75.18
11.001 - 12.000	28	11,388,239	0.87	406,723	7.481	373	701	78.17
12.001 - 13.000	3	708,762	0.05	236,254	6.026	359	645	77.80
13.001 - 14.000	4	1,596,924	0.12	399,231	8.252	434	735	90.09
Total	3,340	$1,314,864,125	100.00%

___________
(1)	As of the cut-off date, the weighted average Maximum Mortgage Rate of the Mortgage Loans was approximately 9.979% per annum.

Next Interest Adjustment Dates
Next Interest Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
January 2007	2,664	$1,001,679,618	76.18%	376,006	6.070	405	710	74.89
February 2007	544	247,163,757	18.80	454,345	4.300	404	710	72.27
March 2007	107	54,626,799	4.15	510,531	2.082	366	740	70.11
April 2007	25	11,393,950	0.87	455,758	2.372	363	714	70.56
Total	3,340	$1,314,864,125	100.00%

Fixed Mortgage Rate Period(1)
Fixed Mortgage Rate Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1	3,110	$1,190,337,614	90.53%	382,745	5.882	407	708	74.86
3	230	124,526,511	9.47	541,420	2.268	366	739	67.48
Total	3,340	$1,314,864,125	100.00%
____________
(1)	During this period of time after origination, the Mortgage Rates on the applicable Mortgage Loans are fixed and are lower than the sum of the related Mortgage Index and the related Gross Margin.

Minimum Mortgage Rates(1)
Range of Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate (%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to-Value Ratio (%)
1.001 - 2.000	25	$14,811,722	1.13%	592,469	5.507	396	723	67.46
2.001 - 3.000	540	209,632,889	15.94	388,209	5.951	388	728	71.96
3.001 - 4.000	2,551	1,012,799,405	77.03	397,021	5.279	407	708	74.07
4.001 - 5.000	212	75,004,470	5.70	353,795	7.872	390	694	82.27
5.001 - 6.000	12	2,615,638	0.20	217,970	6.588	369	673	90.84
Total	3,340	$1,314,864,125	100.00%
___________
(1)	As of the cut-off date, the weighted average Minimum Mortgage Rate of the Mortgage Loans was approximately 3.395% per annum.

Maximum Negative Amortization(1)
Maximum Negative Amortization (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate(%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to- Value Ratio (%)
110	197	$86,123,236	6.55%	437,174	7.790	382	697	74.82
115	3,143	1,228,740,889	93.45	390,945	5.382	405	712	74.11
Total	3,340	$1,314,864,125	100.00%
___________
(1)	Reflects maximum allowable percentage of original unpaid principal balance.

Recast Period(1)
Recast Period (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	% of Mortgage Loans	Average Principal Balance Outstanding ($)	Weighted Average Current Mortgage Rate(%)	Weighted Average Remaining Term to Maturity (Months)	Weighted Average FICO Credit Score	Weighted Average Original Loan-to- Value Ratio (%)
60	1,615	$595,177,377	45.27%	368,531	5.890	391	716	73.61
120	1,725	719,686,748	54.73	417,210	5.249	413	707	74.61
Total	3,340	$1,314,864,125	100.00%
___________
(1)
At the end of this period and every fifth year thereafter, the monthly payment for a Mortgage Loan is adjusted so that it is sufficient to amortize fully the then unpaid principal balance of the Mortgage Loan over its remaining amortization term.